UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 4, 2012

Tegal Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware
(State or Other Jurisdiction
of Incorporation)
000-26824
(Commission
File Number)
68-0370244
(I.R.S. Employer
Identification No.)

44 Montgomery Street, Suite 800
San Francisco, CA 94104-4811
(Address of Principal Executive Offices)

(415) 248-5350
(Registrant’s telephone number, including area code)

140 2nd Street, Suite 318
Petaluma, CA 94952
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 4, 2012, Christine Hergenrother notified Tegal Corporation (the “Company”) that she will resign from her position as Chief Financial Officer, Vice President, Secretary and Treasurer of the Company effective September 25, 2012.  Following her resignation, Ms. Hergenrother will pursue new opportunities outside of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2012	TEGAL CORPORATION
	By:	/s/Thomas R Mika
	Name: Title:	Thomas R. Mika President and Co-Chief Executive Officer